UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 04, 2024

NetApp, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-27130	77-0307520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3060 Olsen Drive
San Jose, California		95128
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 822-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	NTAP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Accounting Officer

On April 4, 2024, NetApp, Inc. (the “Company”) appointed Daniel De Lorenzo as the Company’s Vice President, Controller and Chief Accounting Officer and designated him as the Company’s principal accounting officer, each effective as of April 8, 2024. Mr. De Lorenzo assumes the designation of principal accounting officer from Mike Berry, who continues in his capacity as Chief Financial Officer and the Company’s principal financial officer.

From January 2020 to March 2024, Mr. De Lorenzo, age 41, served as the Company’s Senior Director, Assistant Corporate Controller. From August 2017 to January 2020, he served as the Company’s Director, External Reporting and Technical Accounting. Prior to this, Mr. De Lorenzo served in a variety of increasingly senior finance and accounting roles since joining the Company in November 2011. Prior to joining the Company, he worked at PricewaterhouseCoopers, an audit and advisory firm. Mr. De Lorenzo holds a Bachelor’s degree in Business Administration from California Polytechnic State University, San Luis Obispo.

Mr. De Lorenzo does not have a family relationship with any of the officers or directors of the Company. There were no understandings or arrangements between Mr. De Lorenzo and any other person pursuant to which they were selected as an officer of the Company. There are no related party transactions reportable under Item 5.02 of Current Report on Form 8-K and Item 404(a) of Regulation S-K.

Mr. De Lorenzo’s compensation as Vice President, Controller and Chief Accounting Officer of the Company includes a base salary of $370,000 annually and participation in the annual incentive plan, with an award target for fiscal 2024 set at 48% of base salary (prorated between the target percentage in his old position and the target percentage in his new position as of April 8, 2024).

In connection with his promotion, Mr. De Lorenzo has entered into the Company’s standard form of executive officer indemnification agreement. The form of indemnification agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the SEC on May 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETAPP, INC. (Registrant)

Date:	April 9, 2024	By:	/s/ Elizabeth O'Callahan
Elizabeth O'Callahan Executive Vice President, Chief Legal Officer and Secretary